                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                 FORM 8-K
                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 18, 1996


              American Express Receivables Financing Corporation
               on behalf of the American Express Master Trust
              (Issuer in respect of the 6.05% Class A Accounts
               Receivable Trust Certificates, Series 1992-1,
                the 6.60% Class A Accounts Receivable Trust
              Certificates, Series 1992-2, the 5.375% Class A
           Accounts Receivable Trust Certificates, Series 1993-1,
         the 7.15% Class A Accounts Receivable Trust Certificates,
           Series 1994-1, the 7.60% Class A Accounts Receivable
             Trust Certificates, Series 1994-2, the 7.85%
    Class A Accounts Receivable Trust Certificates, Series 1994-3, the
       Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1 and the Class A Floating Rate Accounts Receivable Trust
                        Certificates, Series 1996-2)
   ---------------------------------------------------------------------

           (Exact name of registrant as specified in its charter)



                                     33-47812
                                     33-49106
                                     33-67502
   Delaware                          33-81634         13-3632012
----------------------------        -----------       -------------------
(State or other jurisdiction        (Commission       IRS Employer
    of incorporation)               File Numbers)     Identification No.)


200 Vesey Street, New York, New York                         10285
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (212) 640-3975
                                                         --------------

Item 5. Other Events
        ------------

       On September 18, 1996, American Express Master Trust (the "Master Trust") issued (A) $950,000,000 in aggregate principal amount of its Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, and $77,027,027 aggregate initial amount of its 7.30% Class B Accounts Receivable Trust Certificates, Series 1996-1 (collectively, the "Series 1996-1 Certificates") and (B) $300,000,000 in aggregate principal amount of its Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2, and $24,324,324 aggregate initial amount of 7.10% Class B Accounts Receivable Trust Certificates, Series 1996-2 (collectively, the "Series 1996-2 Certificates"). The Class A Certificates were sold in registered public offerings. Ownership of the Class B Certificates has been retained by the Registrant. This Current Report on Form 8-K is being filed to file a copy of the Series 1996-1 Supplement and the Series 1996-2 Supplement (defined below) executed in connection with the issuance of these Certificates, forms of which are included as part of such Exhibits.

       The Series 1996-1 Certificates were issued pursuant to a Master
Pooling and Servicing Agreement (together with any assignment entered pursuant thereto, the "Pooling and Servicing Agreement"), dated as of June 30, 1992, as amended, among American Express Receivables Financing Corporation, as transferor (the "Transferor"), American Express Travel Related Services Company, Inc., as servicer (in such capacity, the "Servicer"), and The Bank of New York, as trustee (the "Trustee"), and the Series 1996-1 Supplement (the "Series 1996-1 Supplement") (attached hereto as Exhibit 20.1) to the Pooling and Servicing Agreement, dated as of September 18, 1996, among the Transferor, as transferor, the Servicer, as servicer, and the Trustee, as trustee. The Series 1996-2 Certificates were issued pursuant to the Pooling and Servicing Agreement and the Series 1996-2 Supplement (the "Series 1996-2 Supplement") (attached hereto as Exhibit 20.2) to the Pooling and Servicing Agreement, dated as of September 18, 1996, among the Transferor, as transferor, the Servicer, as servicer, and the Trustee, as trustee.

       The Class A Certificates represent undivided interests in the Master Trust, the property of which includes a pool of receivables (the "Receivables") arising in certain designated accounts (the "Designated Accounts") from the use by the holders (the "Cardmembers") of the American Express(r) Cards, American Express(r) Gold Cards and Platinum Cards(r) relating to such Designated Accounts. In addition to the Receivables, the property of the Master Trust also includes any Receivables in certain accounts subsequently designated to the Master Trust, all funds to be collected from Cardmembers in respect of the Receivables (including recoveries relating thereto), all of the Transferor's right, title and interest under the Receivable Purchase Agreement (defined below), all moneys on deposit in certain accounts established for the benefit of the holders of certificates issued by the Master Trust and payments made in respect of any credit enhancements issued with respect to any series of certificates.

       The Transferor holds a certificate (the "Exchangeable Transferor Certificate") representing the interest in the Master Trust not represented by the other Series of Certificates issued by the Master Trust. The Transferor may tender the Exchangeable Transferor Certificate and/or the certificates representing any Series to the Trustee in exchange for one or more newly issued Series and a reissued Exchangeable Transferor Certificate.

       Attached hereto as exhibits are the Series 1996-1 and Series 1996-2 Supplements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

             (a)  Not applicable.
             (b)  Not applicable.
             (c)  Exhibits:

       20.1   Series 1996-1 Supplement, dated as of September 18, 1996.

       20.2   Series 1996-2 Supplement, dated as of September 18, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:  October 3, 1996



                                     AMERICAN EXPRESS MASTER TRUST



                                     By: /s/ Leslie R. Scharfstein
                                        ___________________________
                                        Name:   Leslie R. Scharfstein
                                        Title:  (Vice President of American
                                                Express Receivables Financing
                                                Corporation, Originator of the
                                                American Express Master
                                                Trust)

                                   EXHIBIT INDEX


Designation                 Description                            Page
-----------                 -----------                            ----

Exhibit 20.1             Series 1996-1 Supplement,
                         dated as of September 18, 1996             6

Exhibit 20.2             Series 1996-2 Supplement,
                         dated as of September 18, 1996            70